Exhibit 10.5

Amendment Number:	3
Amendment Date:	October 1, 2011
COMPANY Name:	BSQUARE CORPORATION (MOBILITY – EUROPE, MIDDLE EAST, AFRICA)
MS Agreement Number:	5161440085
Agreement Effective Date:	November 1, 2009

AMENDMENT TO THE

MICROSOFT OEM WINDOWS MOBILE DISTRIBUTION AGREEMENT

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced agreement (the “Agreement”) are amended by this instrument (the “Amendment”), as follows:

1.	Section 13(a) is deleted in its entirety and replaced as follows:

(a)	This Agreement is effective from the Start Date until June 30, 2012.

All capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement. The terms of this Amendment supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment are to be deemed originals. This Amendment is executed only in the English language.

MICROSOFT IRELAND OPERATIONS LIMITED A general partnership organized under the laws of: Ireland.		BSQUARE CORPORATION (MOBILITY - EUROPE, MIDDLE EAST, AFRICA) A company organized under the laws of: State of Washington, U.S.A

By:	/s/ Louise Heaney	By:	/s/ Scott Mahan
	(signature)		(signature)

Name:	Louise Heaney	Name:	Scott Mahan
	(printed)		(printed)

Title:	Processor	Title:	Chief Financial Officer
	(printed)		(printed)

Date:	November 1, 2011	Date:	October 31, 2011

CONFIDENTIAL

58624v4 06/03/04 Amendment to Other Agreement - MSLGP/MIOL/MCCL
Form 2.8.24
Document Tracking Number: 5140520083-5